SCHEDULE OF CAPITAL STRUCTURE (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Capital Management
Interest-bearing bank borrowings
Note payable	14,991	8,775
Amounts owed to related parties	553	1,291
Total debts	15,544	10,066
Less: Cash and cash equivalents (excluding restricted bank balances)	(3,808)	(3,936)	¥ (27,880)
Net debts	11,736	6,130
Equity attributable to shareholders of the Company	¥ 96,942	¥ 1,047
Gearing ratio	12.00%	585.00%